SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2002

VARI-L COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

COLORADO	0-23866	06-0678347
(State of Incorporation)	(Commission File	(IRS Employer ID
	Number)	Number)

4895 Peoria Street
Denver, Colorado 80239
(Address of Principal Executive Offices)

(303) 371-1560
(Registrant’s Telephone Number,
including Area Code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EX-99.1 Forbearance Agreement & Credit Agreement

ITEM 5. OTHER EVENTS

     On September 26, 2002, Vari-L Company, Inc. (the “Registrant”) entered into a forbearance agreement with Wells Fargo Business Credit, Inc. which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	None

(b)	None

(c)	Exhibits

99.1	Forbearance Agreement and Third Amendment to Credit and Security Agreement

Date: October 1, 2002	VARI-L COMPANY, INC.

	By:	/s/ Richard P. Dutkiewicz

Richard P. Dutkiewicz Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Forbearance Agreement and Third Amendment to Credit and Security Agreement